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                       SUPPLEMENT DATED JANUARY 23, 2006
 TO THE CURRENT CLASS A, CLASS B, CLASS C AND CLASS M PROSPECTUSES AND RELATED STATEMENTS OF ADDITIONAL INFORMATION ("SAIS") (EXCLUDING ING INSTITUTIONAL PRIME
                             MONEY MARKET FUND) OF

         ING EQUITY TRUST, ING FUNDS TRUST, ING INVESTMENT FUNDS, INC.,
                    ING MAYFLOWER TRUST AND ING MUTUAL FUNDS
                               (THE "REGISTRANTS")

Effective immediately the Prospectuses and SAIs for the Registrants listed above are amended as follows:

PROSPECTUSES

     1. The heading entitled "Reduced Sales Charges" in the section entitled "Shareholder Guide - Choosing a Share Class - Sales Charge Reductions and Waivers" is amended as follows:

               REDUCED OR WAIVED FRONT-END SALES CHARGES

     2. The following is added to the third bullet point under the heading now named "Reduced or Waived Front-End Sales Charges":

               In addition, certain investors may be eligible for special purchases of Class A or Class M shares at NAV. This may be done by:

                    REINSTATEMENT PRIVILEGE - If you sell Class A or Class M shares of a Fund (or shares of other funds managed by the Adviser) and reinvest any of the proceeds in Class A or Class M shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative, or see the SAI; or

                    PURCHASES BY CERTAIN ACCOUNTS - Class A or Class M shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

     3. Effective immediately, the section entitled "Shareholder Guide - Choosing A Share Class - Sales Charge Waivers" is hereby deleted in its entirety.

     4. The following bullet point and sentence is added to the section entitled "Shareholder Guide - How to Purchase Shares - Purchase of Shares":

          - Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary):
               $250

               There are no investment minimums for any subsequent purchases.

SAIS

     1. The fifth paragraph (sixth paragraph for ING Mutual Funds and ING Mayflower Trust) of the section entitled "Purchase and Redemption of Shares - Special Purchases at Net Asset Value - Class A and Class M Shares" is deleted in its entirety.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE